UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	September 28, 2010

Century Next Financial Corporation
(Exact name of registrant as specified in its charter)

Louisiana	000-54133	27-2851432
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

505 North Vienna Street, Ruston, Louisiana	71270
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(318) 255-3733

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	Other Events

On September 28, 2010, Century Next Financial Corporation (the “Company”), the newly formed holding company for Bank of Ruston, a federally chartered savings bank with its headquarters in Ruston, Louisiana, issued a press release announcing conclusion of the subscription offering and the approval of the Plan of Conversion of Bank of Ruston.

For additional information, reference is made to the press release, dated September 28, 2010, which is included herein as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01         Financial Statements and Exhibits

(a)           Not applicable.
(b)           Not applicable.
(c)           Not applicable.
(d)           Exhibits

The following exhibits are filed herewith.

Exhibit Number	Description
99.1	Press release, dated September 28, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CENTURY NEXT FINANCIAL CORPORATION

Date: September 28, 2010	By:	/s/Benjamin L. Denny
Benjamin L. Denny
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release, dated September 28, 2010